Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the 13G with respect to the Common Stock of Infleqtion, Inc. dated as of February 26, 2026, and signed by each of the undersigned, is and any amendments thereto signed by each of the undersigned, shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent he or it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated as of February 26, 2026.

FILING PERSONS

TYLER BROUS

By:	/s/ Tyler Brous

LCP QUANTUM MANAGEMENT,

LLC

By:	/s/ Tyler Brous

Name: Tyler Brous

Title: Manager

LCP QUANTUM MANAGEMENT III,

LLC

By:	/s/ Tyler Brous

Name: Tyler Brous

Title: Manager

LCP QUANTUM PARTNERS, LLC,

a Texas limited liability company

By: LCP QUANTUM MANAGEMENT,

LLC, its Manager

By:	/s/ Tyler Brous

Name: Tyler Brous

Title: Manager

LCP QUANTUM PARTNERS II, LLC,

a Texas limited liability company

By: LCP QUANTUM MANAGEMENT,

LLC, its Manager

By:	/s/ Tyler Brous

Name: Tyler Brous

Title: Manager

LCP QUANTUM PARTNERS III, LLC,

a Texas limited liability company

By: LCP QUANTUM MANAGEMENT III,

LLC, its Manager

By:	/s/ Tyler Brous

Name: Tyler Brous

Title: Manager

LCP QUANTUM PARTNERS IV, LLC,

a Texas limited liability company

By: LCP QUANTUM MANAGEMENT III,

LLC, its Manager

By:	/s/ Tyler Brous

Name: Tyler Brous

Title: Manager

LCP QUANTUM PARTNERS V, LLC,

a Texas limited liability company

By: LCP QUANTUM MANAGEMENT III,

LLC, its Manager

By:	/s/ Tyler Brous

Name: Tyler Brous

Title: Manager

LCP QUANTUM PARTNERS VI, LLC,

a Texas limited liability company

By: LCP QUANTUM MANAGEMENT III,

LLC, its Manager

By:	/s/ Tyler Brous

Name: Tyler Brous

Title: Manager